MORGAN STANLEY AIRCRAFT FINANCE
                           Report to Noteholders
             All amounts in US dollars unless otherwise stated


Payment Date                       15th of each month
Convention                         Modified Following Business Day
Current Payment Date               16-Nov-98
Current Calculation Date           9-Nov-98
Previous Payment Date              15-Oct-98
Previous Calculation Date          8-Oct-98
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1. Account Activity Summary between Calculation Dates

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                                           Prior           Deposits        Withdrawals       Balance on
                                          Balance                                          Calculation Date
                                          8-Oct-98                                            9-Nov-98
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
Expense Account                         1,168,227.27       376,847.30       (196,888.61)    1,348,185.96

Collection Account                     10,069,010.43    12,455,454.03    (10,090,758.81)   12,433,705.65

Aircraft Purchase Account                        -                -                 -                -

Liquidity Reserve cash balance         25,000,000.00              -                 -      25,000,000.00
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Total                                  36,237,237.70    12,832,301.33    (10,287,647.42)   38,781,891.61


2. Analysis of Expenses Account Activity

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Opening Balance on Previous Calculation Date                                                1,168,227.27

Transfer from Collection Account on previous Payment Date                                     377,716.86

Interim Transfer to Collection Account                                                         (7,050.36)

Interest Income                                                                                 6,180.80

Payments during period between prior Calculation Date and the relevant Calculation date
 - Payments on previous payment date
 - Interim payments                                                                          (196,888.61)
 - adjustment
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Balance on current Calculation Date                                                         1,348,185.96
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3. Analysis of Collection Account Activity

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Opening Balance on Previous Calculation Date                                               10,069,010.43

Collections during period
 - lease rentals                                                                           10,375,567.00
 - maintenance reserves                                                                     1,526,290.00
 - other leasing income                                                                       396,279.00
 - interest income                                                                            150,267.67
 - interim transfer from Expense A/C                                                            7,050.36

Transfers from Aircraft Purchase Account                                                             -

Drawings under Credit or Liquidity Enhancement Facilities                                            -

Repayment of Drawings under Credit or Liquidity Enhancement Facilities                               -

Transfer to Expense Account on previous Payment Date                                         (377,716.86)

 - Payments on previous payment date                                                         (441,693.91)

Net Swap payments on previous Payment Date                                                   (475,315.00)

Aggregate Note Payments on previous Payment Date                                           (8,796,033.04)

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Balance on current Calculation Date                                                        12,433,705.65
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Analysis of Liquidity Reserve Amount

First Collection Account Reserve                                                           15,000,000.00

Second Collection Account Reserve                                                          10,000,000.00

Morgan Stanley Facility                                                                    10,000,000.00

ILFC Facility
   - Letter of Credit                                                     10,000,000.00
   - Cash Security Deposits                                               21,226,351.00    31,226,351.00
                                                                                           -------------
Liquidity Reserve Amount                                                                   66,226,351.00
                                                                                           -------------

Minimum Liquidity Reserve Amount                                                           15,000,000.00
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<CPATION>

Current Payment Date                    16-Nov-98
Current Calculation Date                9-Nov-98
Previous Payment Date                   15-Oct-98
Previous Calculation Date               8-Oct-98
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
Balance in Collection Account                                                              12,433,705.65
Liquidity Reserve Amount                                                                   66,226,351.00
                                                                                           -------------
Available Collections                                                                      78,660,056.65
                                                                                           =============

3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(I)         Required Expense Amount                                                         1,180,051.21
(II)  a)    Class A Interest but excluding Step-up                                          3,424,837.96
      b)    Swap Payments other than subordinated
              swap payments                                                                   495,829.06
(iii) a)    Repayment of Primary Eligible Credit
              Facilities                                                                               -
      b)    First Collection Account top-up
              (Minimum liquidity reserve $15 m)                                            15,000,000.00
(iv)        Class A Minimum principal payment                                                          -
(v)         Class B Interest                                                                  512,300.53
(vi)        Class B Minimum principal payment                                                 308,020.82
(vii)       Class C Interest                                                                  575,000.00
(viii)      Class C Minimum principal payment                                                          -
(ix)        Class D Interest                                                                  797,500.00
(x)         Class D Minimum principal payment                                                          -
(xi)  a)    Secondary Eligible Credit Facilities
              (ILFC and Morgan Stanley Facilities)                                                     -
      b)        Second collection account top-up                                           51,226,351.00
(xii)   Class A Scheduled principal                                                                    -
(xiii)  Class B Scheduled principal                                                                    -
(xiv)   Class C Scheduled principal                                                                    -
(xv)    Class D Scheduled principal                                                                    -
(xvi)   Permitted accruals for Modifications                                                  400,000.00
(xvii)  Step-up interest                                                                               -
(xviii) Beneficial interest                                                                            -
(xix)   Class A Supplemental principal                                                      4,740,166.08
(xx)    Class B Supplemental principal                                                                 -
(xxi)   Class D Redemption Price                                                                       -
(xxii)  Class C Redemption Price                                                                       -
(xxiii) Class B Redemption Price                                                                       -
(xxiv)  Class A Redemption Price                                                                       -
(xxv)   Subordinated Swap payments                                                                     -
(xxvi)  all remaining amounts to holders of
          Beneficial interests                                                                         -
        Total Payments with respect to Payment Date                                        78,660,056.65
          less collection Account Top Ups (iii) (b)
          and (xi) (b) above                                                               66,226,351.00
                                                                                           -------------
                                                                                           12,433,705.65


Current Payment Date                      16-Nov-98
Current Calculation Date                  9-Nov-98
Previous Payment Date                     15-Oct-98
Previous Calculation Date                 8-Oct-98
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4. Payments on the Notes by Subclass
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                                             Subclass         Subclass         Subclass
(a) Floating Rate Notes                         A-1             A-2              B-1

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Applicable LIBOR                                 5.40859%         5.40859%          5.4086%
Applicable Margin                                 0.2100%          0.3500%          0.6500%
Applicable Interest Rate                         5.61859%         5.75859%         6.05859%
Day Count                                         Act/360          Act/360          Act/360
Actual Number of Days                                  32               32               32
Interest Amount Payable                      1,997,720.89     1,427,117.07       512,300.53
Step-Up Interest Amount                                 -                -                -
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Total Interest Paid                          1,997,720.89     1,427,117.07       512,300.53
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Expected Final Payment Date                     15-Mar-00        15-Sep-05        15-Mar-13
Excess Amortisation Date                        15-Mar-00        15-Apr-98        15-Apr-98
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Original Balance                           400,000,000.00   340,000,000.00   100,000,000.00
Opening Outstanding Principal Balance      400,000,000.00   278,802,050.61    95,127,429.68
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Extended Pool Factors                             100.00%           94.30%          100.00%
expected Pool Factors                             100.00%           90.49%           97.34%
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Extension Amount                                        -                -                -
expected Pool Factor Amount                             -                -                -
Surplus Amortisation                                    -     4,740,166.08       308,020.82
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Total Principal Distribution Amount                     -     4,740,166.08       308,020.82
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Redemption Amount
- amount allocable to principal
- amount allocable to premium
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Closing Outstanding Principal Balance      400,000,000.00   274,061,884.53    94,819,408.86
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


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(b) Fixed Rate Notes                            C-1              D-1

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Applicable Interest Rate                            6.90%            8.70%
Day count                                        30 / 360         30 / 360
Number of Days                                         30               30
Interest Amount Payable                        575,000.00       797,500.00
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Total Interest Paid                            575,000.00       797,500.00
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Expected Final Payment Date                     15-Mar-13        15-Mar-14
Excess Amortisation Date                        15-Mar-13        15-Mar-10
Opening Outstanding Principal Balance      100,000,000.00   110,000,000.00
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Extended Pool Factors                             100.00%          100.00%
expected Pool Factors                             100.00%          100.00%
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Extended Amount                                         -                -
expected Pool Factor amount                             -                -
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Total Principal Distribution Amount                     -                -
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Redemption Amount                                       -                -
- amount allocable to principal                         -                -
- amount allocable to premium                           -                -
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Closing Outstanding Principal Balance      100,000,000.00   110,000,000.00
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

Current Payment Date                             16-Nov-98
Current Calculation Date                         9-Nov-98
Previous Payment Date                            15-Oct-98
Previous Calculation Date                        8-Oct-98
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5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                       16-Nov-98
End of Interest Accrual Period                         16-Dec-98
Reference Date                                         12-Nov-98

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

                                                       A-1             A-2             B-1

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Applicable LIBOR                                        5.27781%        5.27781%        5.27781%
Applicable Margin                                        0.2100%         0.3500%         0.6500%
Applicable Interest Rate                                5.48781%         5.6278%         5.9278%
Actual Pool Factor                                       100.00%          80.61%          94.82%

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Fixed Rate Notes                                       C-1             D-1

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Actual Pool Factor                                       100.00%         100.00%

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6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

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(a) Floating Rate Notes                                A-1             A-2             B-1

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Opening Outstanding Principal Balance                 100,000.00       82,000.60       95,127.43
Total Principal Payments                                       -        1,394.17          308.02
Closing Outstanding Principal Balance                 100,000.00       80,606.44       94,819.41

Total Interest                                            499.43          419.74          512.30
Total Premium                                                  -               -               -

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(b) Fixed Rate Notes                                   C-1             D-1

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Opening Outstanding Principal Balance                 100,000.00      100,000.00
Total Principal Payments                                       -               -
Closing Outstanding Principal Balance                 100,000.00      100,000.00

Total Interest                                            575.00          725.00
Total Premium                                                  -               -
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